Income Taxes	9 Months Ended
Sep. 30, 2011
Income Taxes [Abstract]
Income Taxes

16. Income Taxes

Significant components of the provision for income taxes from continuing operations are as follows:

	For the Years Ended December 31,
	2008	2009	2010
	(in thousands)
Current:
Federal	$(69)	$1,100	$258
State and local	142	118	68
Foreign	315	315	189

Total current expense	388	1,533	515
Deferred:
Federal	—	—	(48,934)
State and local	—	—	(3,877)

Total deferred expense	—	—	(52,811)

Total income tax expense (benefit)	$388	$1,533	$(52,296)

The reconciliation of income tax expense computed at the federal statutory tax rates to income tax expense from continuing operations is as follows:

	For the Years Ended December 31,
	2008	2009	2010
	(in thousands)
Expected provision at federal statutory tax rate	$11,777	$29,830	$7,062
State tax expense, net of federal benefit	(229)	1,220	413
Interest and dividend on preferred stock	(17,022)	(5,015)	1,612
Change in valuation allowance	5,017	(22,814)	(65,248)
Meals and entertainment	308	273	315
Fines and penalties	312	135	9
Federal credits	(140)	—	(156)
Adjustment to deferred tax assets and liabilities	(14)	(2,472)	3,486
Other	379	376	211

Total income tax expense	$388	$1,533	$(52,296)

Deferred taxes are recorded based on differences between the financial statement basis and tax basis of assets and liabilities and available tax loss and credit carryforwards. At December 31, 2009 and 2010, deferred taxes consisted of the following:

	December 31,
	2009	2010
	(in thousands)
Deferred tax assets:
Net operating loss	$52,113	$41,228
Property, plant, and equipment	—	—
Deferred gain	4,797	4,163
Deferred revenue	4,059	6,628
Federal tax credits	1,050	1,310
Nondeductible accruals	7,093	6,682
Other	201	275

Gross deferred tax assets	69,313	60,286
Valuation allowance	(65,248)	—

Deferred tax assets, net	4,065	60,286

Deferred tax liabilities:
Capitalized interest	(1,096)	(1,735)
Fuel hedging	(534)	(1,430)
Accrued engine maintenance	(1,560)	(1,296)
Property, plant, and equipment	(875)	(3,014)

Gross deferred tax liabilities	(4,065)	(7,475)

Net deferred tax assets	$—	$52,811

Deferred taxes included within:
Assets:
Other current assets	$—	$51,492
Other long-term assets	53	1,319
Liabilities:
Other current liabilities	(53)	—
Other long-term liabilities	—	—

The Company accounts for income taxes using the liability method. In assessing the realizability of the deferred tax assets, management considered whether it is more likely than not that some or all of the deferred tax assets would be realized. In evaluating the Company's ability to utilize its deferred tax assets, it considered all available evidence, both positive and negative, in determining future taxable income on a jurisdiction by jurisdiction basis.

At December 31, 2010, the Company had net operating loss carryforwards for federal income tax purposes of $112.1 million, which begin to expire in 2023. In addition, the Company had state net operating loss carryforwards of approximately $41.9 million which could be used to offset future state taxable income.

The Company had a valuation allowance of $65.2 million as of December 31, 2009, because it had been unable to demonstrate that its deferred tax assets would be utilized against future earnings. The net change in the total valuation allowance for 2009 was a decrease of $22.8 million.

Because of the expectation of future taxable income, the availability of reversing deferred tax liabilities, and the achievement of sustained profitability, management has determined that all of the Company's deferred tax assets as of December 31, 2010, will be realized in taxable years after 2010. As a result of this determination, the Company released its valuation allowance, resulting in a $52.8 million deferred tax benefit during 2010.

The Company's income tax expense for the nine months ended September 30, 2011 increased from prior years due to the release of the valuation allowance in the prior year.

On February 20, 2004, the Company experienced an ownership change, as defined under Section 382 of the Internal Revenue Code, which creates an annual limitation on the Company's ability to utilize net operating losses generated prior to the ownership change. Subsequent ownership changes could create additional annual limitations on the amount of the carryforwards that can be utilized. The Company had approximately $10 million of net operating losses generated prior to the ownership change. As of December 31, 2010, the Company determined that it was appropriate to write off $3.5 million of deferred tax assets that were fully valued as of December 31, 2010, and corresponding allowance pertaining to the Section 382 limited net operating loss, since such amount will not be permissible under current law to offset future income.

In 2009, the Company adopted FASB Interpretation No. 48, which clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with ASC 740, and prescribes a recognition threshold and measurement attributes for financial statement disclosure of income tax positions taken or expected to be taken on a tax return. Effective January 1, 2009, the Company adopted the provisions of this Interpretation and there was no material effect on the financial statements. The Company accrues interest related to unrecognized tax benefits in its provision for income taxes and any associated penalties are recorded in selling, general, and administrative expenses.

As of December 31, 2010, there were no ongoing audits of the Company's income tax returns by any taxing authority. In general, as the Company historically generated net operating losses, all tax years are subject to an examination in the United States, the Company's most significant taxing jurisdiction.